                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                  THE BRAZILIAN EQUITY FUND, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        THE BRAZILIAN EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, JULY 24, 2000
                               -----------------

TO THE SHAREHOLDERS OF
THE BRAZILIAN EQUITY FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Monday, July 24, 2000 commencing at 1:00 p.m. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        1.  To elect two (2) directors of the Fund.

        2. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2001.

    The close of business on June 1, 2000 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about June 23, 2000.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR SHARES TO BE VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING, IT IS IMPORTANT THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: June 23, 2000
New York, New York

                        THE BRAZILIAN EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, JULY 24, 2000
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Brazilian Equity Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on Monday, July 24, 2000 (commencing at 1:00 p.m.) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "U.S. Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $5,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about June 23, 2000.

    The principal executive office of CSAM is 466 Lexington Avenue, New York, New York 10017. The U.S. Administrator has its principal executive office at 575 Lexington Avenue, 9th Floor, New York, New York 10022. BankBoston, N.A., Sao Paulo (the "Brazilian Administrator"), located at Rua Libero Badaro, 487, Centro Piso 12, Sao Paulo 01009, Brazil, serves as Brazilian administrator of the Fund.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended March 31, 2000 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2001, and in accordance with the judgment of the persons appointed as proxies upon any other matters that may properly come before the Meeting. Any shareholder giving a Proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote thereon in accordance with their best judgment in the interest of the Fund. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy and Proposal 2 requires for approval the vote of a majority of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposals 1 and 2.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, June 1, 2000, there were 5,580,441 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy to be received and processed on or before 1:00 p.m. on July 24, 2000.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Martin Torino and Richard Watt are directors whose current terms expire on the date of this Meeting. Messrs. Torino and Watt have been nominated for a three-year term to expire at the 2003 annual meeting. Mr. Torino has been a member of the Board since the Fund commenced operations in 1992; Mr. Watt has been a member of the Board of Directors of the Fund since 1995. If elected, each of Messrs. Torino and Watt will serve until the 2003 annual meeting and until his successor is duly elected and qualified.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director named below who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 2000 Meeting, and the executive officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the executive officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                 SHARES                                                          MEMBERSHIPS ON BOARDS
                              BENEFICIALLY                                 LENGTH OF SERVICE AS   OF OTHER REGISTERED
                                OWNED ON     CURRENT PRINCIPAL OCCUPATION   DIRECTOR AND TERM    INVESTMENT COMPANIES
                                JUNE 1,        AND PRINCIPAL EMPLOYMENT      OF MEMBERSHIP ON      AND PUBLICLY HELD
         NAME (AGE)               2000        DURING THE PAST FIVE YEARS    BOARD OF THE FUND          COMPANIES
         ----------           ------------   ----------------------------  --------------------  ---------------------
Enrique R. Arzac (58) ......      1,066      Professor of Finance and      Since 1996; cur-      Director of nine
  Columbia University                        Economics, Graduate School    rent term ends at     other CSAM-advised
  Graduate School of                         of Business, Columbia         the 2001 annual       investment compa-
   Business                                  University (1971-present).    meeting.              nies; Director of The
  New York, NY 10027                                                                             Adams Express Com-
                                                                                                 pany; Director of
                                                                                                 Petroleum and
                                                                                                 Resources Corpora-
                                                                                                 tion.

James J. Cattano (56) ......        100      President, Primary Resource   Since 1992; cur-      Director of five
  55 Old Field Point Road                    Inc. (an international        rent term ends at     other CSAM-advised
  Greenwich, CT 06830                        trading chemical processing   the 2002 annual       investment compa-
                                             company specializing in the   meeting.              nies.
                                             sale of agricultural and
                                             industrial bulk commodities
                                             throughout the Latin
                                             American markets)
                                             (10/96-present); President,
                                             Atlantic Fertilizer &
                                             Chemical Company (an
                                             international trading
                                             company specializing in the
                                             sale of agricultural com-
                                             modities in Latin American
                                             markets) (10/91-10/96).

George W. Landau (80) ......      1,000      Senior Advisor, Latin         Since 1992; cur-      Director of six other
  Two Grove Isle Drive                       America Group, The Coca-Cola  rent term ends at     CSAM-advised
  Coconut Grove, FL 33133                    Company (1988-present);       the 2001 annual       investment compa-
                                             President of the Americas     meeting.              nies; Director of
                                             Society and Council of the                          Emigrant Savings
                                             Americas (7/85-10/93);                              Bank; Director of GAM
                                             United States Ambassador to                         Funds, Inc.
                                             Venezuela (1982-1985);
                                             United States Ambassador to
                                             Chile (1977-1982) and United
                                             States Ambassador to
                                             Paraguay (1972-1977).

                                 SHARES                                                          MEMBERSHIPS ON BOARDS
                              BENEFICIALLY                                 LENGTH OF SERVICE AS   OF OTHER REGISTERED
                                OWNED ON     CURRENT PRINCIPAL OCCUPATION   DIRECTOR AND TERM    INVESTMENT COMPANIES
                                JUNE 1,        AND PRINCIPAL EMPLOYMENT      OF MEMBERSHIP ON      AND PUBLICLY HELD
         NAME (AGE)               2000        DURING THE PAST FIVE YEARS    BOARD OF THE FUND          COMPANIES
         ----------           ------------   ----------------------------  --------------------  ---------------------
Robert J. McGuire (63) .....          0      Of Counsel, Morvillo,         Since 1998; cur-      Director of GAM
  565 5th Avenue                             Abramowitz, Graud, Iason &    rent term ends at     Funds, Inc.
  9th Floor                                  Silberberg, P.C.              the 2002 annual
  New York, NY 10017                         (1998-present); President     meeting.
                                             and Chief Operating Officer
                                             of Kroll Associates
                                             (1989-1997).

William W. Priest, Jr.* (58)      1,000      Chairman-Management Com-      Since 1997; cur-      Director of
  466 Lexington Avenue                       mittee of CSAM (5/00-pre-     rent term ends at     fifty-five other
  New York, NY 10017                         sent), Chief Executive        the 2002 annual       CSAM-advised
                                             Officer and Executive         meeting.              investment compa-
                                             Director of CSAM                                    nies.
                                             (12/90-5/00).

Martin M. Torino (50) ......          0      Chairman of the Board of      Since 1992; cur-      Director of four
  TAU S.A.                                   Ingenio y Refineria San       rent term ends at     other CSAM-advised
  25 de Mayo 252, 14th Floor                 Martin Del Tabacal S.A.       the 2000 annual       investment compa-
  Buenos Aires,                              (8/96-present); Executive     meeting.              nies.
  Argentina 1002                             Director of TAU S.A. (a
                                             commodities trading firm)
                                             (11/90-present); President
                                             of DYAT S.A. (10/93-pre-
                                             sent); Executive Vice
                                             President of Louis-Dreyfus
                                             Sugar, Inc. (1984-1991).

Miklos A. Vasarhelyi (55) .       5,000      William Von Minden Professor  Since 1998; cur-               --
  118 East 62nd Street                       of Accounting Information     rent term ends at
  New York, NY 10021                         Systems, Faculty of           the 2001 annual
                                             Management, Rutgers           meeting.
                                             University (1989-present).

Richard W. Watt* (41) ......      3,880**    Managing Director of CSAM     Since 1995; cur-      Director of six other
  466 Lexington Avenue                       (7/96-present); Senior Vice   rent term ends at     CSAM-advised
  New York, NY 10017                         President of CSAM             the 2000 annual       investment compa-
                                             (8/95-6/96); Head of          meeting.              nies.
                                             Emerging Markets Investments
                                             and Research at Gartmore
                                             Investment Limited
                                             (11/92-6/95); Director of
                                             Kleinwort Benson
                                             International Investment
                                             (5/87-10/92).

All directors and executive
  officers
  (11 persons, including
  the foregoing) as a
  group.....................     12,046

----------------
 * Messrs. Priest and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of CSAM.
** Includes 1,250 shares owned for the benefit of Mr. Watt's family members.

    During the fiscal year ended March 31, 2000, each director who is not a director, officer, partner, co-partner or employee of CSAM, the U.S. Administrator, the Brazilian Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration accrued by the Fund during the fiscal year ended March 31, 2000 to all such unaffiliated directors was $50,000. During the fiscal year ended March 31, 2000, the Board convened five times. Each director, except Miklos Vasarhelyi, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a director.

    Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of certain directors who are non-interested persons of the Fund (as this term is defined in the 1940 Act) (the "Non-interested Directors"). The Audit Committee met three times during the fiscal year ended March 31, 2000. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Non-interested Directors comprise the Nominating Committee. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee of the Fund will consider nominees recommended by shareholders in the event any vacancies arise. Recommendations should be submitted to the Board in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended March 31, 2000, all filing requirements applicable to such persons were complied with.

LEGAL PROCEEDINGS

    CSAM, the Fund (as nominal defendant), and certain current and previous directors of the Fund, including Messrs. Torino and Watt, who have been nominated to stand for re-election to the Board at the Meeting, have been named in a derivative and purported class action filed in the United States District Court for the Southern District of New York (the "District Court"). ROBERT STROUGO, ON BEHALF OF THE BRAZILIAN EQUITY FUND, INC. V. EMILIO BASSINI, ET AL., 97 Civ. 3579 (RWS) (the "Strougo Litigation").

    The action, which commenced in May of 1997, arises out of the Fund's 1996 rights offering. Plaintiff maintains that, in approving the rights offering, the director defendants put the interests of CSAM ahead of the interests of the shareholders. By allegedly favoring CSAM, plaintiff claims that the directors breached their fiduciary duties of loyalty and due care to the shareholders of the Fund under the 1940 Act and at common law. The action also alleges that the Fund was injured by defendants' actions and that asking the director defendants to sue themselves would be futile. The class action claims include similar assertions, but allege that the Fund's shareholders were injured directly. The complaint seeks equitable relief and monetary damages in an unspecified amount.

    By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of considering the allegations raised in the Strougo Litigation. In December, 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss or, in the alternative, for summary judgment. Since that time, discovery on that matter has occurred, the parties have completed briefing, and the matter has been fully submitted to the court.

    In an unrelated legal matter, CSAM (but not the Fund or its directors) was named in an action filed on or about May 21, 1998 in the District Court by the same plaintiff and the same counsel as in the Strougo Litigation. ROBERT STROUGO
V. BEA ASSOCIATES, 98 Civ. 3725.

    This action was initially brought pursuant to Section 36(b) under the 1940 Act, seeking return of compensation received by CSAM from the Fund as investment adviser to the Fund. On March 11, 1999, the District Court dismissed the complaint for failure to state a claim upon which relief can be granted, with leave to replead within 20 days. On April 2, 1999, the plaintiff amended his complaint to include a purported derivative claim on behalf of the Fund for the alleged excessive fees pursuant to Section 36(a) under the 1940 Act. The amended complaint claims that the Investment Advisory Agreement was not negotiated at arms' length and properly approved by the Non-interested Directors of the Board, as required by Section 15(c) of the 1940 Act. In support of his allegations, the plaintiff maintains that the Non-interested Directors of the Fund are beholden to the interests of CSAM and not independent, in violation of the 40% Non-interested Director requirement of the 1940 Act. The plaintiff argues that as a consequence the Investment Advisory Agreement is invalid and that the advisory fees received by CSAM thereunder were wrongly received. The plaintiff seeks a judgment declaring the Investment Advisory Agreement void AB INITIO and recovering the investment advisory fees paid by the Fund to CSAM pursuant to the Investment Advisory Agreement during the one year period prior to the commencement of the action.

    The court recently denied CSAM's motion to dismiss the amended complaint and gave the plaintiff an opportunity to add the Fund as a nominal derivative defendant on the Section 36(a) claim. The complaint was thereafter amended to include the Fund as a nominal defendant.

    The defendants in each of these actions believe they have meritorious defenses and intend to defend them vigorously. Under the Investment Advisory Agreement, CSAM, under certain circumstances, may have rights of indemnity against the Fund for any losses or expenses incurred in connection with these actions.

EXECUTIVE OFFICERS

    The following table shows certain information about executive officers of the Fund other than Messrs. Priest and Watt, who are described above.
Mr. Priest is Chairman of the Board of the Fund and was appointed to such position on February 11, 1997. Mr. Watt is President and Director of the Fund. Mr. Watt was appointed President of the Fund on February 11, 1997, having previously served as Senior Vice President and Chief Investment Officer of the Fund since August 15, 1995. Mr. Pignataro has been an officer since the commencement of the Fund's operations. On August 12, 1997, Mr. Liebes was elected Senior Vice President of the Fund. Emily Alejos was elected Chief Investment Officer of the Fund on November 9, 1999, having previously served as Investment Officer since November 4, 1997. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by CSAM.

                                               SHARES
                                            BENEFICIALLY
                                              OWNED ON                                CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
             NAME                  AGE      JUNE 1, 2000    POSITION WITH FUND          EMPLOYMENT DURING THE PAST FIVE YEARS
             ----                --------   ------------    ------------------        ------------------------------------------
Emily Alejos ..................     36            0         Chief Investment          Director of CSAM (1/99-present); Vice
  466 Lexington Avenue                                        Officer                 President of CSAM (4/97-1/99); Vice
  New York, NY 10017                                                                  President of Bankers Trust Co.
                                                                                      (8/93-3/97).

Hal Liebes ....................     35            0         Senior Vice President     Director and General Counsel of CSAM
  466 Lexington Avenue                                                                (1/99-present); Senior Vice President and
  New York, NY 10017                                                                  General Counsel of CSAM (3/97-1/99); Vice
                                                                                      President and Legal Counsel for CSAM
                                                                                      (6/95-3/97); Chief Compliance Officer, CS
                                                                                      First Boston Investment Management
                                                                                      (94-95); Staff Attorney, Division of
                                                                                      Enforcement, U.S. Securities and Exchange
                                                                                      Commission (91-94).

Michael A. Pignataro ..........     40            0         Chief Financial Officer   Vice President of CSAM (12/95-present);
  466 Lexington Avenue                                        and Secretary           Assistant Vice President and Chief
  New York, NY 10017                                                                  Administrative Officer for Investment
                                                                                      Companies of CSAM (9/89-12/95).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended March 31, 2000. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                  TOTAL
                                                                                                NUMBER OF
                                                 PENSION OR                                     BOARDS OF
                                                 RETIREMENT    ESTIMATED          TOTAL           CSAM-
                                                  BENEFITS       ANNUAL     COMPENSATION FROM    ADVISED
                                  AGGREGATE      ACCRUED AS     BENEFITS        FUND AND        INVESTMENT
                                 COMPENSATION   PART OF FUND      UPON        FUND COMPLEX      COMPANIES
       NAME OF DIRECTOR           FROM FUND       EXPENSES     RETIREMENT   PAID TO DIRECTORS     SERVED
       ----------------          ------------   ------------   ----------   -----------------   ----------
Enrique R. Arzac ..............     $ 7,500          N/A          N/A            $100,250           10
James J. Cattano ..............     $ 7,500          N/A          N/A            $ 61,500            7
Peter A. Gordon* ..............     $ 6,500          N/A          N/A            $ 42,000            6
George W. Landau ..............     $ 7,500          N/A          N/A            $ 62,500            7
Robert J. McGuire .............     $ 7,500          N/A          N/A            $  7,500            1
Martin M. Torino ..............     $ 7,000          N/A          N/A            $ 50,000            6
Miklos A. Vasarhelyi ..........     $ 6,500          N/A          N/A            $  6,500            1

--------------
* Mr. Gordon resigned as of December 20, 1999.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2001. At a meeting held on May 8, 2000, the Board, including the Non-interested Directors, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending March 31, 2001. PricewaterhouseCoopers LLP has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy materials relating to its 2001 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than January 26, 2001. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 ("1934 Act"). The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Brazilian Equity Fund, Inc. c/o CSAM, 466 Lexington Avenue, 16th Floor, New York, NY 10017, not later than May 9, 2001; provided, however, that in the event that the date of the 2001 annual meeting is advanced or delayed by more than 30 days from July 24, 2001, the first anniversary of the 2000 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2001 meeting is given or made.

    Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the advance notice deadline for submission of proposals pursuant to the Fund's By-Laws indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH TO HAVE YOUR SHARES VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares of the
Fund:

                                                       NUMBER OF SHARES     PERCENT
                  NAME AND ADDRESS                    BENEFICIALLY OWNED   OF SHARES
                  ----------------                    ------------------   ---------
* President and Fellows of Harvard College .........          377,200        6.10%
 c/o Harvard Management Company, Inc.
 600 Atlantic Avenue
 Boston, MA 02210

--------------
* As stated in the Schedule 13G on file with the Securities and Exchange Commission as of February 14, 2000.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND C/O CSAM AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                 THE BRAZILIAN EQUITY FUND, INC.

3910-PS-7/00

                                       PROXY

                          THE BRAZILIAN EQUITY FUND, INC.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby appoints Messrs. Michael A. Pignataro and Hal Liebes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Brazilian
Equity Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on Monday, July 24,
2000, and at any adjournments thereof.

SEE REVERSE                       CONTINUED AND TO BE SIGNED ON REVERSE SIDE                   SEE REVERSE
   SIDE                                                                                           SIDE





/x/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
    IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN
    PROPOSAL 1 AND "FOR" PROPOSAL 2.

1.  ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS          2. TO RATIFY THE SELECTION OF    FOR   AGAINST   ABSTAIN
    Nominees:  (01) Martin Torino (three-year term)             PRICEWATERHOUSECOOPERS
               (02) Richard Wall (three-year term)              LLP AS INDEPENDENT PUBLIC     / /     / /       / /
                                                                ACCOUNTANTS OF THE FUND
    / /  FOR all nominees listed above (except as marked        FOR THE FISCAL YEAR ENDING
         to the contrary above)                                 MARCH 31, 2001.

    / / WITHHOLD AUTHORITY to vote for all nominees listed above.

(Instruction: To withhold authority for any individual nominee, strike a line through such individual's name above.)

                                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   / /


                                                             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                                             PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                             Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                                                             If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature:___________________________ Date:_______________   Signature:___________________________ Date:_______________
